                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 2002, except as to
Note 19 which is as of January 28, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in DoubleClick Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.


                                                  /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
April 1, 2002